Thornburg Investment Trust

SUPPLEMENT DATED JULY 15, 2016 TO THE THORNBURG FUNDS PROSPECTUS DATED FEBRUARY 1, 2016 (the “PROSPECTUS”), AND THE THORNBURG INVESTMENT TRUST STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2016 (THE “SAI”).

The Trustees of Thornburg Investment Trust approved the early conversion of Class B shares of Thornburg Limited Term U.S. Government Fund, Thornburg Value Fund, and Thornburg International Value Fund (each a “Fund”) into Class A shares of the same Fund. Accordingly, effective at the close of business on August 29, 2016 (the “Conversion Date”), all Class B shares of each Fund will convert at net asset value to Class A shares of that Fund, without the imposition of a contingent deferred sales charge or any other sales load, fee, or charge, and notwithstanding the conversion schedule set forth in the Prospectus. All references to Class B shares of each Fund in the Prospectus and SAI are deleted as of the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes.

In addition, effective August 1, 2016, any request for a redemption of a Fund’s Class B shares that is accepted by the Fund before the Conversion Date will not be assessed a contingent deferred sales charge.

Investors should retain this Supplement for future reference.